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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 19, 2005
                Date of Report (Date of earliest event reported)



                                 ORAGENICS, INC.
             (Exact name of registrant as specified in its charter)



           Florida                     000-50614                 59-3410522
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



                            13200 Progress Boulevard
                             Alachua, Florida 32615
           (Address of principal executive offices including zip code)



                                 (386) 418-4018
               Registrant's telephone number, including area code

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                                      None
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         (Former name or former address, if changed since last report.)
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Item 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

         Oragenics, Inc. (the "Company") closed on the $1,175,000 private placement of Company common stock and warrants pursuant to the Securities Purchase Agreement previously described in its Form 8-K filing on November 22, 2005. The Company issued 2,937,500 shares of its common stock at $0.40 per share and 2,937,500 warrants to purchase common stock at an exercise price of $0.60 per share to accredited investors who were also existing shareholders of the Company. The warrants are exercisable for two years and are callable by the Company if its common stock trades at or above $1.20 per share for a 30 consecutive day period. The Company also issued warrants to purchase 35,000 shares of common stock exercisable at $0.40 per share and warrants to purchase 95,000 shares of common stock exercisable at $0.60 per share to Westrock Advisors on terms similar to those of the investors. Pursuant to the Securities Purchase Agreement, Mento A. Soponis resigned from the Board of Directors of the Company and George Hawes, an investor in the private placement who purchased 1,000,000 shares of common stock and 1,000,000 warrants to purchase common stock, was appointed to fill the vacancy. As reported on a Form 4 filing, Jeffrey Hillman, a Director of the Company, and Mento A. Soponis sold an aggregate of 1,200,000 of their shares of Company common stock for $1,200 in a private sale to certain accredited investors who participated in the Company's private placement. Pursuant to the terms of a Registration Rights Agreement dated November 20, 2005, the Company is obligated to file a registration statement with the Securities and Exchange Commission within forty five days covering the resale of shares of common stock purchased by the private investors and the shares of common stock issuable upon exercise of the warrants. The private placement offering and sale of common stock and warrants was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The proceeds from the private offering will be used for general corporate purposes. Also, the Company voluntarily repaid all remaining principal and interest on its bank loan.

         A copy of the December 19, 2005 press release announcing the closing of the private placement and the appointment of George Hawes as a director to replace Mento A. Soponis is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The information in Item 1.01 of this report is incorporated herein by reference.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The information in Item 1.01 of this report is incorporated herein by reference.

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Item 9.01         FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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Number                                Description
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99.1                                  Press Release dated December 19, 2005
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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 19th day of December, 2005.


                                   ORAGENICS, INC.
                                   (Registrant)

                                   BY:  /s/ Robert T. Zahradnik
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                                        Robert T. Zahradnik
                                        President and Chief Executive Officer